UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2023

SANDRIDGE ENERGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-33784	20-8084793
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 E. Sheridan Ave., Suite 500 Oklahoma City, OK 73104
(Address of Principal Executive Offices)

(405) 429-5500

Registrant’s Telephone Number, Including Area Code

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant

(a) Dismissal of Previous Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors (the “Audit Committee”) of SandRidge Energy, Inc. (the “Company”) has directed a process of review to select a firm as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. On April 24, 2023, the Audit Committee dismissed Moss Adams LLP (“Moss Adams”) as the Company’s independent registered public accounting firm to be effective on the later of May 6, 2023 or the date of the filing of the Company’s quarterly report on Form 10-Q for the period ended March 31, 2023 (the “Effective Date”).

The report of Moss Adams on the financial statements for the fiscal year ended December 31, 2022 contained no adverse opinions or disclaimers of opinions and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal year ended December 31, 2022 and through April 24, 2023, there were (i) no disagreements between the Company and Moss Adams on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moss Adams would have caused Moss Adams to make reference to the subject matter of the disagreement in Moss Adams’ report on the Company’s consolidated financial statements for such year, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Moss Adams with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that Moss Adams furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of Moss Adams’ letter, dated April 27, 2023, is attached hereto as Exhibit 16.1.

(b) Engagement of New Independent Registered Public Accounting Firm

On April 24, 2023, the Audit Committee appointed Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. During the fiscal years ended December 31, 2022 and 2021, and through April 24, 2023, neither the Company nor anyone acting on its behalf has consulted with Grant Thornton on any of the matters or events set forth in Item 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

d) Exhibits.

Exhibit No.	Description

16.1	Letter of Moss Adams LLP dated April 27, 2023 to the SEC regarding statements included in this Form 8-K.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SandRidge Energy, Inc.

Dated: April 27, 2023	By:	/s/ Salah Gamoudi
Name: Salah Gamoudi
Title: Executive Vice President, Chief Financial Officer and Chief Accounting Officer